SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                    November 1, 2002

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

772 Graniteville Road, Graniteville, Vermont  05654
(Address of Principal Executive Office)                         (Zip Code)

(Registrant's Telephone Number, Including Area Code)      (802) 476-3121
NONE
(Former Name or Former Address, if Changed Since Last Report)

ROCK OF AGES CORPORATION

FORM 8-K

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

None.

ITEM 2.   ACQUISITION OR DISPOSTION OF ASSETS.

None.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

None.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

None.

ITEM 5.   OTHER EVENTS

None.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

None.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Press Release dated November 1, 2002.

ITEM 8.   NOT APPLICABLE.

None.

ITEM 9.   REGULATION FD DISCLOSURE

On November 1, 2002, the Registrant issued a press release announcing third quarter results for fiscal 2002. A copy of the  press release is attached hereto as Exhibit 99.1.

ROCK OF AGES CORPORATION

FORM 8-K

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ROCK OF AGES CORPORATION

Dated: November 1, 2002	By: /s/Douglas S. Goldsmith Douglas S. Goldsmith Vice President/Chief Financial Officer